SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 7, 2004 (June 3, 2004)

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018

(Address of principal executive offices)

(615) 221-8884

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

SIGNATURE
Ex-99.1 Press Release

Item 5. Other Events and Required FD Disclosure.

     On June 3, 2004, American HomePatient, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release announced that William C. O’Neil, Jr. has been appointed to the board of directors of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

Number	Exhibit
99.1	Press Release dated June 3, 2004, announcing that William C. O’Neil, Jr. has been appointed to the board of directors of the Company.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.

	By:	/s/ Marilyn A. O’Hara

	Name:	Marilyn A. O’Hara

	Title:	Chief Financial and Accounting Officer

Date: June 7, 2004

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated June 3, 2004, announcing that William C. O’Neil, Jr. has been appointed to the board of directors of the Company.